Page 1 of 9 Exhibit 10.30 CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (the “Agreement”) is made and entered into as of October 1, 2022, 2022 (the “Effective Date”), between ADC THERAPEUTICS AMERICA, INC., with offices at 430 Mountain Avenue, Suite #404, New Providence, NJ 07974, USA (“ADCT”), and Dr. Victor Sandor, with personal address at 20 Wellington Lane, Belmont, MA. (“CONSULTANT”). ADCT and CONSULTANT may be referred to herein individually as a “Party”, or collectively as the “Parties”. WHEREAS, ADCT and its Affiliates (as defined herein) are engaged in the research and development of pharmaceutical products; WHEREAS, CONSULTANT is a medical doctor with significant drug development experience in multiple biopharmaceutical companies. WHEREAS, ADCT wishes to retain the services of CONSULTANT related to early phase clinical drug development programs; and WHEREAS, CONSULTANT is willing to provide such Services to ADCT in accordance with the terms and conditions of this Agreement. NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are acknowledged, the Parties agree as follows: 1. Services. 1.1 Services. CONSULTANT hereby agrees to provide to ADCT advisory services, as more specifically detailed in Annex 1 and any other services as may be requested from time to time by ADCT and agreed to by the Parties in writing, including by email (“Services”). 1.2 Information and Reporting. CONSULTANT shall maintain proper and sufficient records to reflect all work done in the performance of the Services in sufficient detail and in good manner appropriate for all copyright, patent, regulatory, business and related purposes. CONSULTANT shall maintain such records in a secure location and shall not dispose of such records without reasonable notification to ADCT. On a monthly basis, the CONSULTANT shall provide ADCT with a progress report in a form to be agreed. The CONSULTANT shall report to Ameet Mallik (Ameet.Mallik@adctherapeutics.com). All reports and other information provided by CONSULTANT under this Section 1.2 shall constitute Confidential Information (as defined in Section 3.1) of ADCT and Work Product (as defined in Section 4.1.). 1.3 Subcontracting. CONSULTANT shall not use third party consultants, agents or subcontractors to perform the Services, without ADCT’s prior written consent.

Page 2 of 9 2. Payment terms 2.1. Fees & Expenses. In consideration of the Services performed by CONSULTANT, ADCT agrees to pay to CONSULTANT the fees and, if applicable, reasonable out-of-pocket expense(s) incurred by CONSULTANT in providing the Services, as defined in Annex 2, plus any VAT or other similar tax legally required if applicable. 2.2. Invoicing. CONSULTANT shall send invoices on a monthly basis for the Services performed in the previous month. Each invoice shall sufficiently detail a breakdown of the Services performed. 2.3. Payments. ADCT shall pay all undisputed amounts within sixty (60) days following receipt of an invoice by ACH or wire transfer to the bank account specified in writing by CONSULTANT. 2.4. Taxes. All taxes and any penalties thereon imposed on any payment made by ADCT to CONSULTANT shall be the responsibility of CONSULTANT. 3. Confidentiality. 3.1. CONSULTANT shall treat all scientific, technical, commercial and/or other information, data, documents, materials, products, formulae, methods, technics, processes, ideas, plans, specifications, drawings, models, technology, results, trade secret, know-how, received from ADCT or otherwise obtained, generated, developed or discovered in connection with the performance of this Agreement, including any preclinical and clinical data, clinical study samples, Work Product (as defined in Section 4.1) and ADCT intellectual property, as confidential information of ADCT (collectively “Confidential Information”). 3.2. CONSULTANT shall use the Confidential Information for the sole purpose of performing the Services under this Agreement and shall preserve the confidentiality of the Confidential Information and not disclose the Confidential Information to any third party without obtaining ADCT’s prior written consent. CONSULTANT hereby acknowledges that in its examination of the Confidential Information, it may have access to material non-public information concerning ADCT. CONSULTANT acknowledges that it will comply with all applicable securities laws. 3.3. Confidentiality obligations hereunder shall not apply to Confidential Information which CONSULTANT is able to demonstrate: a) was already known to CONSULTANT, other than under an obligation of confidentiality, at the time of disclosure by ADCT; b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to CONSULTANT or became available thereafter other than through any act or omission of CONSULTANT in breach of this Agreement;

Page 3 of 9 c) was independently discovered or developed by CONSULTANT without the use of Confidential Information belonging to ADCT; or d) is lawfully received by CONSULTANT from a third party having a right of further disclosure and no confidentiality restriction. 3.4. CONSULTANT may disclose Confidential Information belonging to ADCT to the extent such disclosure is reasonably necessary in order to comply with a valid court order but only after giving ADCT written notice and sufficient time to oppose such an order and taking all reasonable steps to avoid disclosure of Confidential Information. 3.5. CONSULTANT acknowledges that disclosure or distribution of the Confidential Information or use of the information contrary to the terms of this Agreement may cause irreparable harm to ADCT for which damages at law may not be an adequate remedy. Accordingly, ADCT hereunder may seek to enforce the provisions of this Agreement prohibiting disclosure or distribution of its Confidential Information or use thereof contrary to the provisions hereof in a court of competent jurisdiction, in addition to any and all other remedies available at law or in equity. 3.6. After termination or expiry of this Agreement, or at ADCT’s request at any time, CONSULTANT will return to ADCT or, at ADCT’ option, will destroy any documents supplied by ADCT as well as all copies of and extracts from such documents; provided, however, that CONSULTANT may retain one (1) copy for the sole purpose of verifying compliance with CONSULTANT’s obligations under this Agreement. 3.7. The obligations set forth in this Section shall remain in effect during the Term and for five (5) years following the expiration or early termination of this Agreement. 4. Intellectual Property 4.1. All intellectual property, (including without limitation, invention, discovery, ideas, know-how, trade secret, technology, trade mark, design trade dress, copyright, work of authorship, specification, formula, device, system, method, solution, process,) result, material, documents, reports, data, advice conceived, invented, made, produced, developed or reduced to practice by CONSULTANT as a result of or in connection with the Services or based on or incorporating ADCT intellectual property or Confidential Information, including all embodiments thereof and improvements thereto, (“Work Product”) shall be and remain the exclusive property of ADCT or its designee, who shall be entitled exclusively to use and commercially exploit at its sole discretion, the Work Product. 4.2. CONSULTANT shall, to the extent required for the above purpose, and at no additional cost to ADCT:

Page 4 of 9 a) assign such Work Product to ADCT or its designee; and b) provide all assistance and execute all documents that may be reasonably necessary for ADCT or its designee to obtain and secure ADCT’s intellectual property rights to the Work Product. 4.3. Upon the request of ADCT, after completion of the Services, or the early termination or expiration of this Agreement, CONSULTANT shall return to ADCT all ADCT intellectual property and Work Product. 4.4. ADCT grants no license to CONSULTANT to use any ADCT’s intellectual property, Confidential Information, Work Product, or other property of ADCT for any purpose other than as may be necessary for carrying out the Services under this Agreement. 5. Publication. CONSULTANT may not publish any articles, make any lecture, manuscript, poster presentation or other disclosure or dissemination (oral or written) relating to the Services provided to ADCT, the Work Product, any Confidential Information, or ADCT’s intellectual property, either during the term of this Agreement or after its early termination or expiration, without the prior written consent of ADCT. 6. Data Privacy. The Parties will agree upon the necessary data protection terms and conditions in a separate Addendum to this Agreement as it may be required from time to time under the applicable data protection laws and regulations. 7. Representations and Warranties. CONSULTANT hereby represents and warrants that: a) CONSULTANT’s execution and performance of this Agreement and the transactions contemplated herein will not infringe, misappropriate, misuse or conflict with the rights, including Intellectual Property rights of third parties and are in compliance with all of the policies and procedures of CONSULTANT’s employer if any; b) CONSULTANT has no contractual relationship that is inconsistent with CONSULTANT’s obligations under this Agreement and will not become a party to any such agreement during the Term; c) CONSULTANT has the required skill, experience, and qualifications to perform the Services, shall perform the Services in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services, and shall devote sufficient resources to ensure that the Services are performed in a timely and reliable manner;

Page 5 of 9 d) CONSULTANT shall perform the Services in compliance with all applicable federal, state, and local laws and regulations, including by maintaining all licenses, permits, and registrations required to perform the Services; e) ADCT will receive good and valid title to all Work Product, free and clear of all encumbrances and liens of any kind; and f) CONSULTANT has provided all required notification and/or received all necessary approvals from CONSULTANT’s employer in connection with entering into this Agreement and performing the Services, if applicable. 8. Indemnification. In accordance with the Indemnity Agreement, dated as of April 27, 2020, between ADC Therapeutics SA, and affiliate of ADCT and CONSULTANT (hereinafter “Indemnity Agreement”), ADCT agrees to indemnify CONSULTANT to the fullest extent permitted by applicable law and organizational documents of ADCT from and against any and all Expenses, as that term is defined in the Indemnity Agreement, resulting from, arising out of, or imposed upon or incurred by CONSULTANT in the course of, or in connection with, the performance of Services hereunder, except to the extent that such Expenses are due to CONSULTANT’s gross negligence or willful misconduct. 9. Limitation of Liability. EXCEPT WITH RESPECT TO THE INDEMNITY OBLIGATIONS AS SET FORTH IN ARTICLE 9 ABOVE, AND TO EITHER PARTY’S BREACH OF THE CONFIDENTIALITY OBLIGATIONS HEREIN, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES OF THE OTHER PARTIES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. 10. Term and Termination. The term of this Agreement shall commence on the Effective Date and shall remain in force until January 31, 2023, unless terminated by either Party with 30 days prior written notice (the “Term”). 11. Miscellaneous. 11.1. Independent Relationship. The Parties hereto are independent contractors, and nothing contained in this Agreement is intended, and shall not be construed, to place the Parties in the relationship of partners, principal and agent, employer/employee or joint venturer. Neither Party shall have any right, power or authority to bind or obligate the other, nor shall either hold itself out as having such right, power or authority.

Page 6 of 9 11.2. Publicity. Except as required by law, Consultant shall not use the name of ADCT for purposes of publicizing this Agreement or any Services performed hereunder, or for any other public disclosure purposes without the prior written consent ADCT. 11.3. Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be mailed by registered or certified mailed addressed to the signatory to whom such notice is required or permitted to be given and transmitted by electronic mail to the address indicated below. All notices shall be deemed to have been given when received by mail delivery confirmation or receipt of electronic mail. All notices shall be addressed as follows: If to CONSULTANT: To: Victor Sandor, MD Address: 20 Wellington Lane, Belmont, MA Tel: 303-866-3361 Email: vsan@hotmail.com If to ADCT: ADC Therapeutics America, Inc. 430 Mountain Avenue, Suite 404 New Providence, N.J. 07974 Attn: Head of U.S. Legal Email: legal@adctherapeutics.com Any Party may, by written notice to the other, designate a new address or email address to which notices to the Party giving the notice shall thereafter be mailed or emailed. 11.4. Governing Law and Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the state of New York without reference to its conflicts of laws provisions. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to the competent courts in New York, New York. 11.5. Severability. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, provided the surviving agreement materially comports with the parties’ original intent. 11.6. Waiver. Waiver or forbearance by either Party hereto of any of its rights under this Agreement or applicable law must be in writing and signed by the waiving Party and shall not be deemed to constitute a waiver or forbearance of any other right. 11.7. Amendments. No amendment, change or modification to this Agreement shall be effective unless in writing and executed by the Parties hereto.

Page 7 of 9 11.8. Assignment. Neither Party shall assign this Agreement without the prior written consent of the other Party; provided, however, that ADCT may assign this Agreement without CONSULTANT’s prior written consent (i) to an Affiliate, (ii) to a successor to all or substantially all of ADCT’s assets or business, or (iii) in connection with a merger, consolidation, change in control or similar transaction. For purposes of this Agreement, “Affiliate” means an entity that owns or controls, is owned or controlled by or is or under common control or ownership with a Party, where control is defined as the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. 11.9. Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes all prior negotiations, representations or agreements, either written or oral, with respect to the subject matter hereof.. IN WITNESS THEREOF, this Agreement has been executed and delivered by the Parties hereto by their duly authorized officers as of the Effective Date. ADC THERAPEUTICS AMERICA, INC. By: Name: Title: Victor Sandor, MD By: Name: Title: Kimberly Pope Chief HR Officer Victor Sandor MD CM Director/Consultant /s/ Kimberly Pope /s/ Victor Sandor, MD CM

Page 8 of 9 Annex 1 Services Services CONSULTANT shall provide the following Services: • Participation in team meetings for early phase assets in clinical development • Medical, Clinical and Regulatory input as required • Such other services as may be agreed from time to time

Page 9 of 9 Annex 2 Fees and Expenses ADCT shall pay CONSULTANT a consulting fee of $30,000 per month. Any preapproved (email sufficient) reasonable out-of-pocket expenses incurred by CONSULTANT in performance of the Services shall be reimbursed by ADCT. The CONSULTANT shall invoice monthly. Invoices shall be issued monthly and shall contain the following: PO#, Product Name (if applicable), ADCT contact name, Date(s) of Service, Bank Account #, and Routing/Swift code #. Invoices shall be sent to: ADC Therapeutics America, Inc. Accounts.Payable@adctherapeutics.com Each invoice shall be accompanied with all original receipts of expenses or other evidence of payment for which reimbursement is requested.